Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 400,172,000.00
Previously Paid Amount	0.00
Total Fee Amount	61,266.33
Total Offset Amount	0.00
Net Fee	$ 61,266.33
Final Prospectus	false